EXHIBIT 10.35(u)

AMENDMENT No. 21 TO PURCHASE AGREEMENT No. GPJ-003/96

This Amendment No. 21 ("Amendment 21") dated as of October 10 , 2001 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc., formerly known as Continental Express, Inc. ("BUYER"), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. GPJ-003/96 between EMBRAER and BUYER, as amended from time to time, together with its Attachments, (collectively referred to as the "BASE Agreement") and Letter Agreements GPJ-004/96 dated August 5, 1996 and PCJ-004A/96 dated August 31, 1996 between EMBRAER and BUYER as amended from time to time (together with the BASE Agreement, collectively referred to herein as the "Purchase Agreement") for the purchase of up to two hundred and twenty five (225) new EMB-145 aircraft.

This Amendment 21 sets forth the further agreement between EMBRAER and BUYER relative to, among other things, certain changes requested by BUYER in the Aircraft configuration described in Attachment "A" of the Purchase Agreement and the incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], pursuant to Article 11 of the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 21 and the Purchase Agreement, this Amendment 21 shall control.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, EMBRAER and BUYER hereby agree as follows:

  Incorporation of an [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured EMB-145 LR AIRCRAFT from the ONE HUNDRED AND FIRST (101st) through the ONE HUNDRED AND FIFTIETH (150th), and each of the newly manufactured EMB-145 XR AIRCRAFT from the FIRST (1st) through the SEVENTY-FIFTH (75th) (referred to herein as the "XR AIRCRAFT") shall include the installation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Each of the newly manufactured EMB-145 LR AIRCRAFT from the ONE HUNDRED AND TWELFTH (112th) through the ONE HUNDRED AND FIFTIETH (150th), and each of the EMB-145 XR AIRCRAFT shall incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Incorporation of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Each of the newly manufactured EMB-145 LR AIRCRAFT from the ONE HUNDRED AND TENTH (110th) through the ONE HUNDRED AND FIFTIETH (150th), and each of the EMB-145 XR AIRCRAFT shall incorporate [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. The following paragraphs are inserted in Article 2 of Amendment 20:

For each affected Aircraft Buyer shall deliver [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5 BASIC PRICE OF AIRCRAFT

As a result of the changes in Aircraft configuration and Aircraft Basic Prices specified in this Amendment 21, the Aircraft Basic Price will be:
AIRCRAFT	BASIC PRICE (JAN / 1996)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

All other terms and conditions of the EMB-145 Purchase Agreement, which are not specifically amended by this Amendment 21, shall remain in full force and effect without any change.

[Signature page follows.]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 21 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronautica S.A.

By :/s/ Frederico Fleury Curado By : /s/ Frederick S. Cromer

Name : Frederico Fleury Curado Name : Frederick S. Cromer

Title : Executive Vice President Title : VP & CFO

Airline Market

By : /s/ Satoshi Yokota

Name : Satoshi Yokota

Title : Executive Vice President

Date:__________________________ Date: October 10, 2001

Place: Sao Jose Dos Campos, S.P. Place : Houston, Texas USA

Witness: /s/ Fernando Bueno Witness: /s/ Amy K. Sedano

Name : Fernando Bueno Name : Amy K. Sedano